                                                        EXHIBIT 10.2


                                  $100,000,000
                              Coinmach Corporation
                     11 3/4% Series C Senior Notes due 2005

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                                                                 October 8, 1997

JEFFERIES & COMPANY, INC.
LAZARD FRERES & CO. LLC
BT ALEX. BROWN INCORPORATED
FIRST UNION CAPITAL MARKETS CORP.
c/o Jefferies & Company, Inc.
11100 Santa Monica Blvd., 10th Floor
Los Angeles, California 90025
Attention: Corporate Finance Department

Ladies and Gentlemen:

     Coinmach Corporation, a Delaware corporation (the "Company",) proposes to issue and sell to you (the "Initial Purchasers"), upon the terms set forth in a purchase agreement dated as of October 1, 1997 (the "Purchase Agreement"), $100,000,000 principal amount of the Company's 11 3/4% Series C Senior Notes due 2005 (the "Notes"). The Notes will be issued pursuant to an indenture, to be dated as of October 8, 1997 (the "Indenture") by and between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), substantially in the form previously furnished to you.

     Capitalized terms used but not specifically defined herein are defined in the Purchase Agreement and used herein as so defined. As used herein, (i) "Registrable Notes" shall mean each Note, until the earliest to occur of (a) the date on which a Registered Exchange Offer is completed for the Notes pursuant to which such Note may be exchanged in the Registered Exchange Offer for an Exchange Note (each as defined below) and entitled to be resold to the public by the holder thereof without complying with the prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), (b) the date on which such Note has been effectively registered under the Securities Act and disposed of pursuant to a Notes Shelf Registration (as defined below), (c) the date on which such Note is distributed to the public pursuant to Rule 144 under the Securities Act or by a Broker-Dealer (as defined below) pursuant to the "Plan of Distribution" contemplated by the registration statement relating to the Registered Exchange Offer (including delivery of the prospectus contained therein) or (d) the date such Note ceases to be outstanding and (ii) "Series A/B Notes" shall mean the Company's 11 3/4% Senior Notes due 2005 issued pursuant to the Indenture dated as of November 30, 1995, as amended and supplemented, between the Company and State Street Bank and Trust Company (formerly Shawmut Bank Connecticut, National Association), as Trustee, providing for the issuance of the Series A/B Notes in the aggregate principal amount of $196,655,000 as such may be amended and supplemented from time to time.

                                                                 Page 125 of 163
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     In consideration of the premises, and the mutual covenants, representations, warranties and agreements herein contained, the parties hereby agree as follows:

     1.   Registered Exchange Offer.

          (a) Promptly (and in any event not more than 60 days) following the closing date of the sale of the Notes (the "Closing Date"), the Company shall file with the Securities and Exchange Commission (the "Commission") a registration statement on an appropriate form under the Securities Act with respect to a proposed offer (the "Registered Exchange Offer") to the holders of the Registrable Notes and the holders of the Series A/B Notes to issue and deliver to such holders, in exchange for the Registrable Notes and Series A/B Notes, a like principal amount of debt securities of the Company identical in all material respects to the Registrable Notes (the "Exchange Notes") (except that the Exchange Notes will not contain terms with respect to transfer restrictions), shall use its best efforts to cause such registration statement to become effective under the Securities Act no later than 120 days after the Closing Date and, upon the effectiveness of that registration statement, shall commence the Registered Exchange Offer and shall cause the same to remain open for such period of time to be determined by the Company (but not less than 20 business days after the commencement of the Registered Exchange Offer), and to be conducted in accordance with such procedures, as may be required by the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it being the objective of such Registered Exchange Offer to enable each holder of Registrable Notes or Series A/B Notes electing to exchange Registrable Notes or Series A/B Notes for Exchange Notes (assuming that such holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Notes in the ordinary course of such holder's business and has no arrangements with any person to participate in the distribution of the Exchange Notes) to trade such Registrable Notes or Series A/B Notes for Exchange Notes without any limitations or restrictions under the Securities Act, subject as to a Broker-Dealer to the provisions of Section 1(b) hereof, or the Exchange Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States. Each holder of Registrable Notes or Series A/B Notes who participates in the Exchange Offer and who desires to receive Exchange Notes that will not be subject to any limitations or restrictions on resale under the Securities Act will be required to represent in writing to the Company that any Exchange Notes received by it will be acquired in the ordinary course of its business, that at the time of the commencement of the Exchange Offer such holder of Registrable Notes will have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, and that such holder of the Registrable Notes is not an affiliate of the Company within the meaning of the Securities Act. If, because of any applicable interpretations of the Commission's staff, the Company is not permitted to issue Exchange Notes to holders of Series A/B Notes in the Registered Exchange Offer, the Company will amend the registration statement relating to the Registered Exchange Offer such that it relates only to the issuance of Exchange Notes in exchange for Registrable Notes and the periods set forth above within which the Company shall be obligated to cause the registration statement with respect to the Exchange Offer to become effective and to consummate the Exchange Offer shall each be extended by thirty (30) days.

          (b) The Company shall indicate in a "Plan of Distribution" section contained in the final prospectus constituting a part of the registration statement relating to the Registered Exchange Offer that any broker or dealer registered under the Exchange Act (each a "Broker-Dealer") who holds Registrable Notes or Series A/B Notes that were acquired for its own account as a result of market-making activities or other trading activities (other than Registrable Notes acquired directly from the Company), may exchange such Registrable Notes or Series A/B Notes for Exchange Notes pursuant to the Registered Exchange Offer; however, such Broker-Dealer may be deemed an "underwriter" within the meaning of the Securities Act and, therefore, must deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes received by it in the Registered Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the final prospectus contained in the registration statement relating to the Registered Exchange Offer. Such "Plan of Distribution" section also shall state that the delivery by a Broker-Dealer of the final prospectus relating to the Registered Exchange Offer in connection with resales of Exchange Notes shall not be deemed to be an admission by such Broker-Dealer that it is an "underwriter" within the meaning of the Securities Act, and shall contain all other information with respect to resales of the Exchange Notes by Broker-Dealers that the Commission may require in connection therewith, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Exchange Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

          (c) In connection with such Registered Exchange Offer and the offer and sale of Exchange Notes by Broker-Dealers as contemplated above, the Company shall take such other and further action, including making appropriate filings under state securities laws and delivering such number of final prospectuses relating to the Registered Exchange Offer as any Broker-Dealer proposing to deliver the same in connection with its resales of Exchange Notes may reasonably request, as may be necessary to realize the foregoing objectives. The Company shall cause the registration statement relating to the Registered Exchange Offer to remain continuously effective for a period of one year from the date on which such registration statement is first declared effective, and shall supplement or amend the prospectus contained therein, in each case, to the extent necessary to permit such prospectus (as supplemented or amended) to be delivered by Broker-Dealers in connection with their resales of Exchange Notes as aforesaid.

     2. Notes Shelf Registration. The following provisions shall apply, only if, because of any change in currently prevailing interpretations of the Commission's staff, the Company is not permitted to effect a Registered Exchange Offer with respect to Registrable Notes, as contemplated by Section 1 hereof or if for any other reason the Registered Exchange Offer with respect to Registrable Notes is not consummated within 180 days after the Closing Date, or if the Initial Purchaser shall so request:

          (a) As promptly as practicable (and in any event not more than 60 days) after such request, the Company shall file with the Commission, and thereafter use its best efforts to have declared effective not later than 60 days after its initial filing, a registration statement (the "Shelf Registration Statement") on an appropriate form under the Securities Act relating to the offer and sale of the Registrable Notes by the holders thereof, from time to time in accordance with the methods of distribution set forth in such registration statement and Rule 415 under the Securities Act (the "Notes Shelf Registration").

          (b) The Company agrees to use its good faith efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be usable by the holders of the Registrable Notes until the earlier of two years after the effective date thereof or such shorter period that will terminate when all the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant to such registration statement; provided, that the Company shall be deemed not to have used its good faith efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in holders of the Registrable Notes covered thereby not being able to offer and sell such Registrable Notes during that period, unless such action is required by applicable law, and provided, further, that the foregoing shall not apply if the Company determines, in its reasonable judgment, upon advice of counsel, as authorized by a resolution of its Board of Directors, that the continued effectiveness and usability of the Shelf Registration Statement would (i) require the disclosure of material information, which the Company has a bona fide business reason for preserving as confidential, or (ii) interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its Affiliates (as defined in the rules and regulations adopted under the Exchange Act); provided, however, that the failure to keep the Shelf Registration Statement effective and usable for offers and sales of Registrable Notes for such reasons shall last no longer than 90 days in any 12-month period (whereafter Notes Liquidated Damages (as defined in Section
6) shall accrue and be payable), so long as the Company promptly thereafter complies with the requirements of Section 3(h) hereof, if applicable. Any such period during which the Company fails to keep the Shelf Registration Statement effective and usable for offers and sales of Registrable Notes is referred to as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Registrable Notes and shall end on the date when each seller of Registrable Notes covered by such registration statement either receives the copies of the supplemented or amended prospectus contemplated by Section 3(h) hereof or is advised in writing by the Company that use of the prospectus may be resumed.

          (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company will cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Company shall not be responsible for any information provided to it by sellers of Registrable Notes to be included in the Shelf Registration Statement.

     3. Registration Procedures. In connection with, to the extent applicable, any Registered Exchange Offer pursuant to Section 1 hereof, or any Notes Shelf Registration pursuant to Section 2 hereof, the following provisions shall apply:

          (a) If requested by (i) any holder of Registrable Notes or Series A/B Notes with respect to a Registered Exchange Offer, or (ii) any holder of Registered Notes or the managing underwriter, if any, with respect to the Notes Shelf Registration, the Company shall furnish to each such holder of Series A/B Notes, Registrable Notes or such managing underwriter, prior to the filing thereof with the Commission, a copy of the applicable registration statement and each amendment thereof and each supplement, if any, to the prospectus included therein. The Company shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as such holder or managing underwriter reasonably may propose.

          (b) The Company shall advise the holders of Series A/B Notes, Registrable Notes or the Exchange Notes, and the managing underwriter, if any, and, if requested by any such person, confirm such advice in writing:

               (i) when the applicable registration statement and any amendment thereto has been filed with the Commission and when the registration statement or any post-effective amendment thereto has become effective;

               (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the applicable registration statement or the initiation of any proceedings for that purpose;

               (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Series A/B Notes, Registrable Notes or the Exchange Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (iv) of the happening of any event that requires the making of any changes in the registration statement or the prospectus in order to make the statements therein not misleading (which advice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made).

          (c) The Company will make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time.

          (d) The Company will furnish to each holder of the Series A/B Notes, Registrable Notes or the Exchange Notes included within the coverage of the Registered Exchange Offer or the Notes Shelf Registration, as appropriate, without charge, at least one copy of the applicable registration statement in the form in which it was declared effective by the Commission and any post-effective amendment thereto, including financial statements and schedules, and, if the holder so requests in writing, any or all exhibits (including those incorporated therein by reference).

          (e) The Company will deliver to each holder of the Series A/B Notes, Registrable Notes or the Exchange Notes included within the coverage of the Registered Exchange Offer or the Notes Shelf Registration, as appropriate, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the applicable registration statement and any amendment or supplement thereto as such persons may reasonably request; the Company consents to the use of the prospectus included in the applicable registration statement or any amendment or supplement thereto by each of the selling holders of the Registrable Notes or the Exchange Notes in connection with the offering and sale of the Registrable Notes or the Exchange Notes covered by the prospectus or any amendment or supplement thereto.

          (f) Prior to any public offering of the Registrable Notes or the Exchange Notes pursuant to the Registered Exchange Offer or the Notes Shelf Registration, as the case may be, the Company will use its good faith efforts to register or qualify, or cooperate with the holders of the Registrable Notes or the Exchange Notes covered thereby and their respective counsel in connection with the registration or qualification of, such Registrable Notes or Exchange Notes for offer and sale under the securities or blue sky laws of such jurisdictions as any seller reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions, of the Registrable Notes or the Exchange Notes covered by the Registered Exchange Offer or the Notes Shelf Registration, as the case may be; provided, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (g) The Company will cooperate with the holders of the Registrable Notes and the Exchange Notes to facilitate the timely preparation and delivery of certificates representing the Registrable Notes and the Exchange Notes to be sold in the Registered Exchange Offer or the Notes Shelf Registration, as the case may be, free of any restrictive legends and in such denominations and registered in such names as the holders may request provided such request complies with the Indenture, prior to sales of the Registrable Notes or the Exchange Notes, pursuant to the Registered Exchange Offer or the Notes Shelf Registration, as the case may be.

          (h) Upon the occurrence of any event contemplated by paragraph (b)(iv) above, the Company will prepare a post-effective amendment to the registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Series A/B Notes, Registrable Notes or the Exchange Notes, as applicable, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, provided, however, that the Company shall not be responsible for any information provided to it by sellers of Registrable Notes or Exchange Notes included in such registration statement or prospectus supplement or any information provided to it by any of the Initial Purchasers with respect to the use of the word "SUPERtack" or the inclusion of such information in such registration statement or prospectus supplement.

          (i) Not later than the effective date of an applicable registration statement, the Company will provide a CUSIP number to be assigned to the Registrable Notes after their transfer pursuant to the shelf Registration Statement and/or the Exchange Notes, as the case may be, and provide the Trustee with printed certificates for the Registrable Notes or the Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company.

          (j) The Company will use its best efforts to comply with all applicable rules and regulations of the Commission and will make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of the 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each of the Registered Exchange Offer and the Notes Shelf Registration, which statements shall cover such 12-month period.

          (k) The Company will cause the Indenture to be qualified under the Trust Indenture Act of 1939 upon effectiveness of the registration statement contemplated by Section 1(a) or Section 2(a).

          (l) The Company may require each holder of Registrable Notes to be sold pursuant to the Notes Shelf Registration, to furnish to the Company such information regarding the holder and the distribution of such Registrable Notes as the Company may from time to time reasonably require for inclusion in the registration statement. The Company may exclude from such registration the Registrable Notes of any holder who unreasonably fails to furnish such information in writing to the Company within ten business days (or longer time period if agreed by the Company in writing) after receiving such request. Each holder of Registrable Notes included within the coverage of any Registration Statement shall furnish promptly to the Company all information required by applicable law to be disclosed by such party in order to make the information previously furnished to the Company not materially misleading.

          (m) Each holder of Registrable Notes agrees by acquisition of such Registrable Notes or Exchange Notes to be sold that, upon receipt of any notice from the Company of the happening of any Suspension Period of the kind described in Section 2(b), such holder will forthwith discontinue disposition of such Registrable Notes or Exchange Notes covered by such registration statement or prospectus until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(h) hereof or is advised in writing by the Company that use of the prospectus may be resumed.

     4. Registration Expenses. The Company will bear all expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof and will bear or reimburse the holders of the Registrable Notes for the reasonable fees and disbursements of one firm of counsel designated by the holders of a majority in principal amount of the Registrable Notes to act as counsel for the holders of the Registrable Notes in connection therewith; provided that in any underwritten offering the Company shall not be obligated to
--------
pay any underwriters' discounts and commissions nor any transfer tax related to such offering.

     5.   Indemnification.

          (a) Indemnification by Company. The Company shall indemnify and hold harmless the Initial Purchasers, in the case of the Notes Shelf Registration, each holder of Registrable Notes, and in the case of the Registered Exchange Offer, each Broker-Dealer who holds Exchange Notes acquired for its own account pursuant to the Registered Exchange Offer, and, in any such case, the Initial Purchasers' and such holder's officers, directors, employees and agents and each person who controls an Initial Purchaser, now or hereafter, and each such holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and judgments (collectively, "Losses") arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or in any amendment or supplement thereto relating to the Notes Shelf Registration or the Registered Exchange Offer, as the case may be, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or allegation thereof based upon information relating to such Indemnified Person furnished in writing to the Company by such Indemnified Person expressly for use therein and used in conformity therewith; provided, however, that in the event the Initial Purchasers or a Broker-Dealer are required by law to deliver a final prospectus in connection with a Registered Exchange Offer or a Note Shelf Registration and the indemnity obligations arising under this Section 5(a) arise with respect to untrue statements or omissions or untrue alleged statements or omissions made in a preliminary prospectus, such indemnity obligations arising under this Section 5(a) shall not inure to the benefit of the Initial Purchasers or any Broker-Dealer and its controlling persons and their respective directors, officers and employees if the person asserting any such Losses purchased the Notes from the Initial Purchasers or such Broker-Dealer and if a copy of the final prospectus (as then amended or supplemented if the Company shall have timely furnished any amendments thereof or supplements thereto), was not sent or given by the Initial Purchasers or such Broker-Dealer or on its behalf to such person at or prior to the time such delivery was required by law, and if the final prospectus (as then amended or supplemented if the Company shall have timely furnished any amendments thereof or supplements thereto) would have cured the defect giving rise to such Losses. The indemnity will be in addition to any liability which the Company may otherwise have.

          If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Person, or notice of any such claim is received, in respect of which indemnity may be sought from the Company, such Indemnified Person shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of all reasonable fees and expenses of such defense; provided that the failure by any such Indemnified Person to so notify the Company shall not relieve the Company of its indemnification obligations under Section 5(a) hereof, except to the extent that the Company is materially prejudiced or forfeits substantive rights and defenses by reason of such failure. Such Indemnified Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Person unless
(A) the Company has agreed in writing to pay such fees and expenses or (B) the Company shall have failed to assume the defense of such action or proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in any such action or proceeding within a reasonable time after notice of commencement of such action or proceeding or (C) the named parties to any such action or proceeding (including any impleaded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised in writing by counsel that there may be one or more legal defenses available to such Indemnified Person that are different from or additional to those available to the Company and in the reasonable judgment of such counsel it is advisable for such Indemnified Party to employ separate counsel (in which case, if such Indemnified Person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person) it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for such Indemnified Person and any other Indemnified Persons, which firm shall be designated in writing by such Indemnified Persons (which shall be reasonably satisfactory to the Company), and that all such fees and expenses shall be reimbursed as they are billed). The Company shall not be liable for any settlement of any such action or proceeding effected without their written consent (which consent shall not be unreasonably withheld), but if settled with their written consent, or if there be a final, unappealable judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Persons from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of the Indemnified Person (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is a party and indemnity has been sought hereunder by such Indemnified Person; provided however, that the Company may effect such a settlement without the consent of such Indemnified Person if such settlement includes an unconditional release of such Indemnified Person from all liability for claims that are the subject matter of such proceeding or the Company indemnifies such Indemnified Person in writing and posts a bond for an amount equal to the maximum liability for all such claims as contemplated above or provides other security for such indemnity as shall be reasonably satisfactory to such Indemnified Person.

          (b) Indemnification by Holders. Each holder of Registrable Notes agrees to indemnify and hold harmless the Company, its directors and officers, employees and agents and each person, if any, controlling the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such holder, but only with respect to information relating to such holder or the distribution furnished in writing by such holder expressly for use in any registration statement or prospectus or any amendment or supplement thereto or any preliminary prospectus relating thereto, provided, however, that no such holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such holder from the sale of Registrable Notes pursuant to the Notes Shelf Registration. If any action or proceeding shall be brought against the Company or its directors, officers, employees or agents or any such controlling person, in respect of which indemnity may be sought against a holder of Registrable Notes, such holder shall have the rights and duties given the Company and the Company or their directors, officers, employees or agents or such controlling person shall have the rights and duties given to each holder by Section 5(a) hereof. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such persons specifically for inclusion in any prospectus or registration statement or any amendment or supplement thereto.

          (c) Contribution.   If the indemnification provided for in this
Section 5 is unavailable to an indemnified party under Section 5(a) or Section 5(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company on the one hand and of the Indemnified Person on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 5(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Company and the holders of the Registrable Notes and Exchange Notes agree that it would not be just and equitable if contribution pursuant to this Section 5(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     6. Additional Interest Under Certain Circumstances; Remedies.

          (a) Additional interest (the "Additional Interest") shall become payable as liquidated damages with respect to the Registrable Notes in the event of the occurrence of any of the following events (each a "Registration Default") as follows:

               (i) if the Exchange Offer Registration Statement or Shelf Registration Statement is not filed within 60 days following the Closing Date, Additional Interest shall accrue on the Registrable Notes over and above the stated interest at a rate of 0.50% per annum for the first 90 days commencing on the 61st day after the Closing Date, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 90-day period;

               (ii) if the Exchange Offer Registration Statement or Shelf Registration Statement is not declared effective within 120 days following the Closing Date (or within 150 days following the Closing Date in the event that the Company is required by the Commission to amend the Exchange Offer such that it relates only to the issuance of Exchange Notes in exchange for Registrable Notes), Additional Interest shall accrue on the Registrable Notes over and above the stated interest at a rate of 0.50% per annum for the first 90 days commencing on the 121st day after the Closing Date (or on the 151st day after the Closing Date, as applicable), such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 90-day period; or

          (iii) if (A) the Company has not exchanged all Registrable
Notes and Series A/B Notes validly tendered in accordance with the terms of the Registered Exchange Offer on or prior to 165 days after the Closing Date (or on or prior to 195 days after the Closing Date in the event that the Company is required by the Commission to amend the Exchange Offer as provided above) or (B) the registration statement relating to the Registered Exchange Offer (the "Exchange Offer Registration Statement") ceases to be effective at any time prior to the time that the Registered Exchange Offer is consummated or (C) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective without being succeeded promptly (but in no event more than five business days) by another effective Shelf Registration Statement at any time prior to the second anniversary of the Closing Date (unless all the Registrable Notes have been sold thereunder), then Additional Interest shall accrue on the

Registrable Notes over and above the stated interest at a rate of 0.50% per annum for the first 90 days commencing on (x) the 166th day after the Closing Date (or on the 196th day after the Closing Date, as applicable), with respect to the Registrable Notes validly tendered and not exchanged by the Company, in the case of (A) above, or (y) the day the Exchange Offer Registration Statement ceases to be effective or usable for its intended purpose in the case of (B) above, or (z) the day such Shelf Registration Statement ceases to be effective in the case of (C) above, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 90-day period;

provided, however, that the Additional Interest rate on the Registrable Notes may not exceed in the aggregate 1.0% per annum; and provided, further, that (i) upon the filing of the registration statement relating to the Registered Exchange Offer or Shelf Registration Statement (in the case of clause (i) above), (ii) upon the effectiveness of the Exchange Offer Registration Statement or Shelf Registration Statement (in the case of (ii) above), or upon the exchange of Exchange Notes for all Registrable Notes and Series A/B Notes tendered (in the case of clause (iii)(A) above), or upon the effectiveness of the Exchange Offer Registration Statement which had ceased to remain effective in the case of clause (iii)(B) above, or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(C) above), Additional Interest on the Registrable Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

          (b) Any amounts of Additional Interest due pursuant to Section 6(a)(i), (ii), or (iii) above will be payable in cash, on the same original interest payment dates as the Registrable Notes. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Registrable Notes multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

          (c) The Company shall notify the Trustee within one business day after
(i) each and every Registration Default and (ii) the date the Registration Default has been so cured. Until the Trustee and the Paying Agent have received an Officers' Certificate from the Company to the effect that all Additional Interest then due has been paid in full, the Company (in respect of any payment date) shall pay Additional Interest then due by depositing with the Trustee, in trust, for the benefit of the affected holders of Registrable Notes, on or before the applicable semi-annual interest payment date, immediately available funds in sums sufficient to pay the liquidated damages then due and provide to the Trustee and the Paying Agent a list of holders entitled to Additional Interest together with the amount of cash such holder is due.

     7.   Miscellaneous.

          (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of a majority in aggregate principal amount of the Registrable Notes (insofar as such matters relate to the Registrable Notes) or the Exchange Notes (insofar as such matters relate to the Exchange Notes).

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

               (i) if to a holder of Registrable Notes or Exchange Notes, at the most current address given by such holder to the Company in accordance with the provisions of this Section 7(b), which address initially is, with respect to each holder, the address of such holder to which confirmation of the sale of the Notes was first sent by the Initial Purchasers, with a copy in like manner to Jefferies & Company, Inc., 11100 Santa Monica Blvd., 10th Floor, Los Angeles, California 90025, Attention: Corporate Finance Department;

               (ii) if to the Initial Purchasers, to the address set forth in clause (b)(i) above; and

               (iii) if to the Company, initially at its address set forth in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged by recipient's telecopy operator, if telecopied; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

          (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of the Series A/B Notes or Registrable Notes.

          (d) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws to the extent the application of the law of another jurisdiction would be required thereby.

          (g) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above:

                                Very truly yours,

                                COINMACH CORPORATION

                                By: /s/ Robert M. Doyle
                                    -------------------
                                Name: Robert M. Doyle
                                      ---------------
                                Title: Senior Vice President
                                       ----------------------

                  REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

Accepted and agreed to as of
the first date written above:

JEFFERIES & COMPANY, INC.



By: /s/ Andrew Whittaker
    --------------------
Name: Andrew Whittaker
      ------------------
Title: Executive Vice President
       ------------------------


LAZARD FRERES & CO. LLC



By: /s/ John V. Doyle
    --------------------
Name: John V. Doyle
      ------------------
Title: Managing Director
       -----------------


BT ALEX. BROWN INCORPORATED

By: /s/ Thomas Prior
    --------------------
Name: Thomas Prior
      ------------------
Title: Managing Director
       -----------------

FIRST UNION CAPITAL MARKETS CORP.

By: /s/ John J. Braden
    --------------------
Name: John J. Braden
      ------------------
Title: Managing Director
       -----------------